Management of financial risk - Valuation inputs and relationships to fair value with all other variables held constant (Details) - Loans and advances to customers from virtual bank ¥ in Thousands	12 Months Ended
Dec. 31, 2023 CNY (¥)
Discount rate
Valuation inputs and relationships to fair value liabilities
Unobservable inputs, maximum	5.00%
Unobservable inputs, minimum	(5.00%)
Impact on the assets and other comprehensive income, decrease	¥ (8,845)
Impact on the assets and other comprehensive income, increase	¥ 8,926
Prepayment ratio
Valuation inputs and relationships to fair value liabilities
Unobservable inputs, maximum	5.00%
Unobservable inputs, minimum	(5.00%)
Impact on the assets and other comprehensive income, decrease	¥ (315)
Impact on the assets and other comprehensive income, increase	¥ 315